UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2019

REMARO GROUP CORP.

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(Exact name of Registrant as specified in its charter)

Nevada --------------------------------- (State or other jurisdiction of incorporation)	333-215000 ------------------------------- (Commission File Number)	36-4833921 ------------------------------------- (IRS Employer Identification No.)

REMARO GROUP CORP.

Calle Robles, Casa 25,

Quito,  Ecuador

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(Address of principal executive offices)

+56-2-2979-1247

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 19, 2018 (the “Resignation Date”) Haynie & Company, CPA, Salt Lake City, Utah resigned as the independent registered public accounting firm for Remaro Group Corp. (the “Company”). On January 10, 2019, the Company engaged Zia Masood Kiani & Co (Chartered Accountants), Pakistan, as its new independent registered public accounting firm. The change of the Company’s independent registered public accounting firm from Haynie & Company, CPA to Zia Masood Kiani & Co (Chartered Accountants) was approved unanimously by our board of directors.

The report of Haynie & Company, CPA on the Company’s financial statements for the most recent fiscal year did not contain an adverse or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the most recent fiscal year and through the Resignation Date, there were (i) no disagreements between the Company and Haynie & Company, CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Haynie & Company, CPA, would have caused Haynie & Company, CPA to make reference thereto in their report on the consolidated financial statement for such year, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Haynie & Company, CPA with a copy of this Form 8-K and requested that Haynie & Company, CPA furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Haynie & Company, CPA agrees with the above statements. A copy of such letter, dated January 10, 2019, is attached as Exhibit 16.1.

During the Company’s most recent fiscal year and in the subsequent interim period through the Resignation Date, the Company has not consulted with Zia Masood Kiani & Co (Chartered Accountants) regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Zia Masood Kiani & Co (Chartered Accountants) concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit Number	Description

16.1	Letter from Haynie & Company, CPA dated January 10, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remaro Group Corp.

Dated: January 10, 2019	By: /s/ Marina Funt

Marina Funt, President and Chief Executive Officer and Chief Financial Officer

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